UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 1, 2007

NNN Apartment REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-52612	20-3975609
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 200, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Items 2.01 and 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 8, 2007, we, through Triple Net Properties, LLC, or Triple Net Properties, the managing member of NNN Apartment REIT Advisor, LLC, our advisor, entered into a Sale Agreement, or the Agreement, with Bay Point Resort Corpus Christi, L.P., an unaffiliated third party, or the Seller, for the purchase of Baypoint Resort, a 350-unit class A apartment property located in Corpus Christi, Texas, for a purchase price of $33,250,000. On June 14, 2007, we entered into an Amendment to Sale Agreement, or the Amendment, to the Agreement with the Seller. The material term of the Amendment modified the definition of "Contingency Time," from June 14, 2007 to June 15, 2007.

On August 1, 2007, Triple Net Properties executed a Sale Agreement Assignment, or the Assignment, to assign its rights, title and interest as the buyer in the Agreement to Apartment REIT Bay Point Resort, LLC, our wholly-owned subsidiary.

On August 2, 2007, we acquired Baypoint Resort for a purchase price of $33,250,000, plus closing costs. We financed the purchase price of the property through a secured loan of $21,612,000 on the property with PNC ARCS, LLC, or PNC, and an unsecured loan of $13,200,000 with NNN Realty Advisors, Inc., or our Sponsor (both loans described below). An acquisition fee of $998,000, or 3.0% of the aggregate purchase price, was paid to our advisor and its affiliate.

The above descriptions of the Agreement, Amendment and Assignment are qualified in their entirety by the terms of the agreements attached as Exhibits 10.1 through 10.3 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 1, 2007, we, through Apartment REIT Bay Point Resort, LLC, entered into a secured loan with PNC. The secured loan is evidenced by a Fixed+1 Multifamily Note, or the Baypoint promissory note, in the principal amount of $21,612,000. The Baypoint promissory note is secured by a Multifamily Deed of Trust, Assignment of Rents and Security Agreement and Fixture Filing, or Baypoint deed of trust, on Baypoint Resort. The loan matures on August 1, 2017 and bears interest at a rate of 5.935% per annum. The loan provides for monthly interest-only payments beginning on September 1, 2007 through August 1, 2016. Commencing August 1, 2016 through and including August 1, 2017, the loan requires monthly interest-only payments in an amount equal to the 30-day LIBOR plus 2.40%. If any monthly installment that is due is not received by the lender on or before the 10th day of each month, the loan provides for a late charge equal to five percent of such monthly installment. In the event of default, the loan also provides for a default interest rate of 9.935% per annum, or the maximum interest rate permitted by applicable law. The loan is subject to a prepayment premium in the event any prepayment is made before August 1, 2016. In the event of prepayment, the prepayment premium to be paid shall be the greater of: (a) 1% of the amount of principal being prepaid; or (b) an amount calculated pursuant to the formula defined in Schedule A of the Baypoint promissory note. The loan documents contain customary representations, warranties, covenants and indemnities, as well as provisions for reserves and impounds. The cash proceeds (net of closing costs and $668,000 of lender required reserves) of approximately $20,798,000 was used to fund the acquisition of Baypoint Resort, as described above.

On August 1, 2007, we, through NNN Apartment REIT Holdings, L.P., also entered into an unsecured loan with our Sponsor. The unsecured loan is evidenced by an Unsecured Promissory Note in the amount of $13,200,000. The loan matures on February 1, 2008 and bears interest at a rate of 6.86% per annum. The loan provides for monthly interest-only payments on the unpaid principal balance, beginning September 1, 2007 through maturity. The loan also provides for a default interest rate of 8.86% per annum. As this loan was obtained through our Sponsor, it is deemed a related party loan. The terms of this related party loan and the Unsecured Promissory Note were approved by our board of directors, including the majority of our independent directors, as they were deemed to be fair, competitive and commercially reasonable.

The material terms of these loans are qualified in their entirety by the terms of the Baypoint promissory note, Baypoint deed of trust, and Unsecured Promissory Note attached hereto as Exhibits 10.4 through 10.6 to this Current Report on Form 8-K.

Park at Northgate Loan

On August 1, 2007, we, through Apartment REIT Park at North Gate, L.P., entered into a secured loan with PNC. The secured loan is evidenced by a Fixed+1 Multifamily Note, or the Northgate promissory note, in the principal amount of $10,295,000. The Northgate promissory note is secured by a Multifamily Deed of Trust, Assignment of Rents and Security Agreement and Fixture Filing, or the Northgate deed of trust, on the Park at Northgate property located in Plano, Texas, which we acquired on June 12, 2007. The loan matures on August 1, 2017 and bears interest at a rate of 5.935% per annum. The loan provides for monthly interest-only payments beginning on September 1, 2007 through August 1, 2016. Commencing September 1, 2016 through and including August 1, 2017, the loan requires monthly interest-only payments in an amount equal to the 30-day LIBOR plus 2.40%. If any monthly installment that is due is not received by the lender on or before the 10th day of each month, the loan provides for a late charge equal to five percent of such monthly installment. In the event of default, the loan also provides for a default interest rate of 9.935% per annum or the maximum interest rate permitted by applicable law. The loan is subject to a prepayment premium in the event any prepayment is made before August 1, 2016. In the event of prepayment, the prepayment premium to be paid shall be the greater of: (a) 1% of the amount of principal being prepaid; or (b) an amount calculated pursuant to the formula defined in Schedule A of the Northgate promissory note. The loan documents contain customary representations, warranties, covenants and indemnities, as well as provisions for reserves and impounds. The net cash proceeds from the loan (net of closing costs and $533,000 of lender required reserves) of $9,831,000 were used toward the repayment our $13,200,000 Unsecured Promissory Note to our Sponsor, as described above.

The material terms of the loan are qualified in their entirety by the terms of the Northgate promissory note and Northgate deed of trust attached hereto as Exhibits 10.7 through 10.8 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On August 7, 2007, we issued a press release announcing the acquisition of Baypoint Resort. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit No. 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements.

It is not practical to provide the required financial statements at this time. Such financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Form 8-K.

(b) Pro Forma Financial Information.

See paragraph (a) above.

(d) Exhibits.

10.1 Sale Agreement by and between Triple Net Properties, LLC and Bay Point Resort Corpus Christi, L.P., dated June 8, 2007

10.2 Amendment to Sale Agreement by and between Triple Net Properties, LLC and Bay Point Resort Corpus Christi, L.P., dated June 14, 2007

10.3 Sale Agreement Assignment by Triple Net Properties, LLC to Apartment REIT Bay Point Resort, LLC, dated August 1, 2007

10.4 Fixed+1 Multifamily Note issued by Apartment REIT Bay Point Resort, LLC in favor of PNC ARCS, LLC, dated August 1, 2007

10.5 Multifamily Deed of Trust, Assignment of Rents and Security Agreement and Fixture Filing by Apartment REIT Bay Point Resort, LLC to PNC ARCS, LLC, dated August 1, 2007

10.6 Unsecured Promissory Note issued by NNN Apartment REIT Holdings, L.P. in favor of NNN Realty Advisors, Inc., dated August 1, 2007

10.7 Fixed+1 Multifamily Note issued by Apartment REIT Park at North Gate, LP, in favor of PNC ARCS, LLC, dated August 1, 2007

10.8 Multifamily Deed of Trust, Assignment of Rents and Security Agreement and Fixture Filing by Apartment REIT Park at North Gate, LP to PNC ARCS, LLC, dated August 1, 2007

99.1 NNN Apartment REIT, Inc. Press Release dated August 7, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN Apartment REIT, Inc.

August 7, 2007	By:	/s/ Stanley J. Olander, Jr.

Name: Stanley J. Olander, Jr.
Title: Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

10.1	Sale Agreement by and between Triple Net Properties, LLC and Bay Point Resort Corpus Christi, L.P., dated June 8, 2007
10.2	Amendment to Sale Agreement by and between Triple Net Properties, LLC and Bay Point Resort Corpus Christi, L.P., dated June 14, 2007
10.3	Sale Agreement Assignment by Triple Net Properties, LLC to Apartment REIT Bay Point Resort, LLC, dated August 1, 2007
10.4	Fixed+1 Multifamily Note issued by Apartment REIT Bay Point Resort, LLC in favor of PNC ARCS, LLC, dated August 1, 2007
10.5	Multifamily Deed of Trust, Assignment of Rents and Security Agreement and Fixture Filing by Apartment REIT Bay Point Resort, LLC to PNC ARCS, LLC, dated August 1, 2007
10.6	Unsecured Promissory Note issued by NNN Apartment REIT Holdings, L.P. in favor of NNN Realty Advisors, Inc., dated August 1, 2007
10.7	Fixed+1 Multifamily Note issued by Apartment REIT Park at North Gate, LP, in favor of PNC ARCS, LLC, dated August 1, 2007
10.8	Multifamily Deed of Trust, Assignment of Rents and Security Agreement and Fixture Filing by Apartment REIT Park at North Gate, LP to PNC ARCS, LLC, dated August 1, 2007
99.1	NNN Apartment REIT, Inc. Press Release dated August 7, 2007